UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

BEIJING MED-PHARM CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

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BEIJING MED-PHARM CORPORATION

600 W. Germantown Pike, Suite 400
Plymouth Meeting, Pennsylvania 19462

_____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2006

To our stockholders:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Beijing Med-Pharm Corporation (the “Company”) will be held at the Double Tree Hotel, 640 West Germantown Pike, Plymouth Meeting, PA 19462, on Friday, May 12, 2006, at 9:00 a.m., local time, for the following purposes:

1.	To elect six directors;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 10, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

/s/ MARTYN D. GREENACRE

Martyn D. Greenacre
Chairman of the Board of Directors

April 18, 2006

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

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BEIJING MED-PHARM CORPORATION

600 W. Germantown Pike, Suite 400
Plymouth Meeting, Pennsylvania 19462

PROXY STATEMENT

     This proxy statement is being furnished to the stockholders of Beijing Med-Pharm Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors (our “Board”) of proxies for use at our 2006 Annual Meeting of Stockholders, to be held on May 12, 2006, and any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the Double Tree Hotel, 640 West Germantown Pike Plymouth Meeting, PA 19462,on Friday, May 12, 2006, at 9:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 18, 2006.

     The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile and other methods of communication. We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

     Only the holders of shares of our common stock, par value $0.001 per share (the “Shares”), of record at the close of business on April 10, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, we had 22,535,307 Shares outstanding. Each holder of Shares entitled to vote will have the right to one vote for each Share outstanding in his or her name on our books. A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting. Each stockholder is entitled to one vote for each Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

     All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies. If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our Board the six nominees listed in this proxy statement and FOR the proposal to ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm. A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to Fred M. Powell, our Chief Financial Officer, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

     Election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our certificate of incorporation or bylaws.

     A properly executed proxy marked “Withhold” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum. For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” are included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote against these proposals. Broker non-votes are not considered Shares entitled to vote on these proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals. “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

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PROPOSAL 1: ELECTION OF SIX DIRECTORS

     Our Board is authorized to have up to nine members. Our Board currently has six members and all six members are nominees for director this year. These nominees are Martyn D. Greenacre, David Gao, Michel Y. de Beaumont, Jack M. Ferraro, Frank J. Hollendoner and John W. Stakes, M.D. Proxies may not be voted for a greater number of persons than the number of nominees named below. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.

     Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our Board. Alternatively, our Board may decide to reduce the number of directors.

     Set forth below is certain information with respect to each individual currently serving as a member of our Board, all of whom are nominees.

Nominees for Terms Continuing Through our 2007 Annual Meeting of Stockholders

     David (Xiaoying) Gao has served as our President and Chief Executive Officer since February 2004. Since February 2002, Mr. Gao has served as Chairman of BMP China’s board of directors. Mr. Gao served as President and director of Abacus Investments Ltd, a private wealth management company, from August 2003 until June 2004, and as Chief Executive Officer of Abacus from July 2003 to June 2004. From 1989 to 2002, Mr. Gao held various positions at Motorola, Inc., a publicly-traded company specializing in wireless, broadband and automotive communications technologies and embedded electronic products, including: Vice President and Director, Integrated Electronic System Sector, Asia-Pacific operation, from 1998 to 2002; Member, Motorola Asia Pacific Management Board, Management Board of Motorola Japan Ltd., from 2000 to 2002; and Motorola China Management Board from 1996 to 2002. Mr. Gao holds a BSC in Mechanical Engineering from the Beijing Institute of Technology, a BSC in Mechanical Engineering from Hanover University, Germany, and an M.B.A. from The Massachusetts Institute of Technology.

     Martyn D. Greenacre has served as Chairman of our board of directors since July 2004. Since 2002, Mr. Greenacre has served as Chairman of Life Mist Technologies Corp., a fire suppression equipment company. From 1997 to 2001 Mr. Greenacre served as Chief Executive Officer and director of Delsys Pharmaceutical Corporation, a formulation and drug delivery system company. From 1993 to 1997, Mr. Greenacre served as President and Chief Executive Officer of Zynaxis Inc., a biopharmaceutical company. From 1989 to 1992, Mr. Greenacre was Chairman, Europe, SmithKline Beecham Pharmaceutical company. He joined Smith Kline & French in 1973, where he held positions of increasing responsibility in its European organization. Mr. Greenacre currently serves as a director of Acusphere, Inc., a drug delivery company, Cephalon Inc., a pharmaceutical company, Curis, Inc., a biotechnology company, and Immune Response Corporation, a vaccine company.

     Michel Y. de Beaumont has served as one of our directors since February 2004. Mr. de Beaumont founded American Equities Overseas (UK) Ltd., a wholly-owned subsidiary of American Equities Overseas Inc., a private securities brokerage and corporate finance firm, in 1981 and since then has served as its Director. Mr. de Beaumont is a director of Luxembourg European & American Fund, an open-end investment fund incorporated in Luxembourg, LEAF Asset Management, the management company of Luxembourg European & American Fund, Emerge Capital, an open-end unit mutual fund, Emerge Management, Blue Chip Selection, and Blue Chip Selection Advisory Company, a Luxembourg mutual fund management company. Mr. de Beaumont also served as a director of Applied Science and Technology Inc., a publicly-traded company providing reactive gas modules and power supplies to the semiconductor device manufacturing and medical markets (subsequently acquired by MKS Instruments, Inc. in 2001) from 1993 to 2001 and Agritope Inc., a publicly-traded biotechnology company seeking to develop improved plant products (subsequently acquired by Exelixis Inc. in 2000) from 1997 to 2001. In February 2004, Mr. de Beaumont was appointed as a director of Memry Corp., a publicly-traded company that provides design, engineering, development and manufacturing services to the medical device and other industries.

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     Jack M. Ferraro has served as one of our directors since February 2004. Mr. Ferraro is a private investor. From 1979 to 2000, he served as money manager and partner of Neuberger Berman, LLC, a public investment advisory firm (subsequently acquired by Lehman Brothers, Holdings, Inc.). Mr. Ferraro serves on the Board of Trustees of the Hackley School, the National Ability Center, and the Utah Committee of the Sundance Institute, and on the Advisory Council of Cornell University’s Johnson Graduate School of Management. He also served as a trustee of Blair Academy from 1994 to 2000 and of the Neuberger Museum of Art from 1996 to 1999.

     Frank J. Hollendoner has served as one of our directors since February 2004. Mr. Hollendoner is a private investor. Since July 2005, Mr. Hollendoner has served as Chairman of Classic Hospitals Limited. From 2000 to 2004, Mr. Hollendoner served as Chairman of the board of directors of Dr. Foster, a privately-held healthcare information systems company. From 1993 to 2002, Mr. Hollendoner served as Chairman of the board of directors of Doughty Hanson & Co., a London based investment company and buy-out firm. Since 1993 he has served as Chairman of the advisory committee and member of the investment committee of Doughty Hanson & Co. He has served as a director of Ionic Fuel Technology, Inc., a publicly-traded environmental technology company, since 1998. From 1996 to 1998, he served as Chairman of the board of directors of Norden Pac Industries AB. From 1990 to 1998, Mr. Hollendoner served as Executive Chairman of the board of directors of Independent Care Group.

     John W. Stakes III, M.D., has served as one of our directors since February 2004. Dr. Stakes has served as an Associate Neurologist at Massachusetts General Hospital since 1990, as Director, Massachusetts General Hospital Sleep Disorders Laboratory, since 1982, and as Director, Specialty Care Development, Massachusetts General Physicians Organization, since 1995. He was a member of the Committee on Continuing Medical Education of the Harvard Medical School. Dr. Stakes has held a teaching position at the Harvard Medical School since 1975.

Our board of directors unanimously recommends a vote FOR each of the foregoing nominees.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

     The audit committee of our Board (the “Audit Committee”) has appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2006 and has further directed that management submit the appointment of Grant Thornton as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Grant Thornton are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

     Neither our bylaws nor any other governing documents or law require stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders.

     The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Grant Thornton. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will have no effect on the proposal.

     The following is a summary of the fees billed to us by Grant Thornton for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

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	2005	2004

Audit Fees (1)	$67,613	$70,827
Audit Related Fees (2)	132,867	63,897
Tax Fees (3)	0	0
All Other Fees (4)	105,014	8,920

Total Fees	$305,494	$143,644

(1)	Audit fees for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and other statutory and subsidiary audits.

(2)	Audit-related fees for the years ended December 31, 2005 and 2004, respectively, were for due diligence of potential acquisitions.

(3)	Grant Thorton did not provide any tax services for the years ended December 31, 2005 and 2004.

(4)	All other fees for the years ended December 31, 2005 and 2004, respectively, were for services rendered in connection with the preparation and filing of two separate registration statements on Form S-1.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Our board of directors unanimously recommends a vote FOR Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known by us with respect to the beneficial ownership of our common stock as of April 10, 2006, for each of the following persons:

•	our Chief Executive Officer;

•	our other Named Executive Officer set forth in the Summary Compensation Table;

•	each of our directors;

•	each person known by us to beneficially own more than 5% of our common stock; and

•	all of our directors and executive officers as a group.

     The number of shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of April 10, 2006 through the exercise of any warrant, stock option or other right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock underlying options and warrants that are exercisable within 60 days of April 10, 2006 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The following table is based on 22,535,307 shares of our common stock outstanding as of April 10, 2006. Unless otherwise indicated, the address of all individuals and entities listed below is Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462.

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned

Directors and Named Executive Officers:
David Gao (1)	122,708	*
Fred M. Powell (2)	53,125	*
Martyn D. Greenacre (3)	56,792	*
Michel Y. de Beaumont (4)	82,021	*
Jack M. Ferraro (5)	126,895	*
Frank J. Hollendoner (6)	60,021	*
John W. Stakes, M.D. (7)	38,021	*
All Directors and Executives Officers as a Group (7 persons) (8)	539,583	2.36%

Holders of More Than 5% of Our Common Stock:
Abacus Investments Ltd. (9) 44 Church Street P.O. Box HM 2958 Hamilton HM HX Bermuda	7,807,509	35.52%
Ashford Capital Management, Inc. (10) PO Box 4172 Wilmington, DE 19807	1,382,666	6.32%

____________

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)	Represents options to purchase shares of common stock that are currently exercisable within 60 days of April 10, 2006.

(2)	Represents options to purchase shares of common stock that are currently exercisable within 60 days of April 10, 2006.

(3)	Includes options to purchase 39,792 shares of common stock that are exercisable within 60 days of April 10, 2006.

(4)	Includes options to purchase 38,021 shares of common stock that are exercisable within 60 days of April 10, 2006. Includes 44,000 shares held by Samisa Investment Corporation. Mr. de Beaumont has sole voting and investment power for the shares of Samisa Investment Corporation.

(5)	Includes warrants to purchase 4,166 shares of common stock and options to purchase 45,396 shares of common stock, all of which are exercisable within 60 days of April 10, 2006.

(6)	Includes options to purchase 38,021 shares of common stock that are exercisable within 60 days of April 10, 2006.

(7)	Includes options to purchase 38,021 shares of common stock that are exercisable within 60 days of April 10, 2006.

(8)	Includes options to purchase 375,084 shares of common stock and warrants to purchase 4,166 shares of common stock, all of which are exercisable within 60 days of April 10, 2006.

(9)	Ning Ning Chang and John F. Turben have shared voting and investment power for the shares beneficially owned by Abacus Investments Ltd.

(10)	Information relating to Ashford Capital Management, Inc. is based solely on the Schedule 13G filed by Ashford Capital Management, Inc. on February 13, 2006.

CORPORATE GOVERNANCE

     We operate within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance and have also adopted corporate governance guidelines.

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Affirmative Determinations Regarding Director Independence

     Although our common stock is not listed on Nasdaq and, as a result, we are not subject to Nasdaq’s listing standards, we voluntarily strive to comply with such standards. As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by a company’s board of directors. Our board of directors consults with our outside counsel to ensure that determinations of our board of directors are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq’s pertinent listing standards as in effect from time to time.

     Our Board, in applying the above-referenced standards, has affirmatively determined that all of our current directors are “independent” with the exception of Mr. Gao.

Meetings of Independent Directors

     Our independent directors meet in regularly scheduled executive sessions without management presence.

Board and Committee Meetings

     Our Board held nine meetings during our fiscal year ended December 31, 2005. During the same fiscal year, no current director attended fewer than 75% of the total number of meetings of our Board and the committees of which he or she was a member. While we do not have a specific written policy with regard to attendance of directors at our annual meetings of stockholders, we encourage, but do not mandate, director attendance at our annual meetings of stockholders, particularly with respect to directors who are up for election at that annual meeting.The standing committees of our Board are the Audit Committee, the Compensation Committee, the Governance Committee, the Product Committee and the Executive Committee.

     Below is a description of each committee of our Board. Each committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

     The members of our Audit Committee are Frank J. Hollendoner, Martyn D. Greenacre and Jack M. Ferraro. Mr. Hollendoner chairs the Audit Committee. Our Audit Committee assists our Board in its oversight of our accounting, reporting and financial practices, the audits of our financial statements, including the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent auditors, and the performance of our independent auditors, including determining whether to engage or dismiss the independent auditors, and internal audit functions.

     The Audit Committee has adopted complaint procedures to enable confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under a formal charter adopted by our Board that governs its duties and standards of performance. The Audit Committee charter is attached as Appendix A to this proxy statement.

     Our Board has determined that all of the members of the Audit Committee meet the independence standard set forth by Nasdaq. Our Board has determined that Mr. Hollendoner qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Audit Committee held eight meetings during our last fiscal year. Grant Thornton, our independent registered public accounting firm, reports directly to the Audit Committee.

     Our Audit Committee charter requires that no member of the Audit Committee may serve on the audit committees of more than three public companies. In addition, our Audit Committee charter requires that, if an audit committee member simultaneously serves on the audit committee of more than three public companies, our Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on our Audit Committee and disclose such determination in the annual proxy statement. Mr. Greenacre current serves on the audit committees of three other public companies, and the Board has determined that such simultaneous service would not impair Mr. Greenacre’s ability to effectively serve on our Audit Committee.

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Compensation Committee

     The members of our Compensation Committee are Jack M. Ferraro, Michel Y. de Beaumont, Martyn D. Greenacre and John W. Stakes, M.D. Mr. Ferraro chairs the Compensation Committee. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Specific responsibilities of our Compensation Committee include:

•	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees; and

•	evaluating the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based on performance.

     In addition, our Compensation Committee will review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter. The Compensation Committee operates under a formal charter adopted by our Board that governs its duties and standards of performance.

     Our Board has determined that the members of the Compensation Committee meet the independence standard set forth by Nasdaq. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and an “outside director” as defined for purposes of 162(m) of the Code. The Compensation Committee held four meetings during our last fiscal year.

Governance Committee

     The members of the Governance Committee are John W. Stakes, M.D., Martyn D. Greenacre and Michel Y. de Beaumont. Our Governance Committee assists our Board in:

•	identifying individuals qualified to serve as directors and recommending to our Board the director nominees for the next annual meeting of stockholders;

•	periodically reviewing corporate governance guidelines applicable to us;

•	recommending to our Board the responsibilities of each board committee, the structure and operation of each board committee, and the director nominees for assignment to each board committee; and

•	overseeing our board’s regular evaluation of the board’s performance and of the other board committees. The Governance Committee operates under a charter adopted by our Board that governs its duties and standards of performance.

     Our Board has determined that the members of the Governance Committee meet the independence standards as set forth by Nasdaq. The Governance Committee held three meetings during our last fiscal year.

Executive Committee

     The current members of our Executive Committee are Messrs. Greenacre, Ferraro and Gao. Mr. Greenacre chairs the committee. The Executive Committee has the power to act on behalf of our Board to the extent permitted under Delaware law.

Code of Business Conduct and Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to all our employees, including our officers. Violations of our Code of Business Conduct and Ethics may be reported to Fred M. Powell, our Chief Financial Officer, at Beijing Med-Pharm Corporation at 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462. With respect to any amendments or waivers of our Code of Business Conduct and Ethics (to the extent applicable to our chief executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions) we intend to disclose such amendments or waivers in a Current Report on Form 8-K.

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Selection of Directors and Stockholder Nominations Process

     In connection with our proxy solicitation relating to an annual meeting of stockholders, our Board recommends a slate of nominees for election by our stockholders. In addition, our Board fills vacancies on our Board when necessary or appropriate. Recommendations or determinations of our Board are made after consideration of the recommendations of, and information supplied by, our Governance Committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership. The Governance Committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. The Governance Committee also may determine to retain third-party executive search firms to identify candidates from time to time.

     Our Board and Governance Committee consider board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Our Board and Nominating and Governance Committee also seek members from diverse backgrounds so that our Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. In determining whether to recommend a director for reelection, our Governance Committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the Board and committees of the board on which the director served.

     The Governance Committee will consider director nominees recommended by stockholders who submit the following information in writing to Fred M. Powell, Chief Financial Officer, c/o Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462, if such information is received not more than 150 calendar days nor less than 90 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders. The nominating stockholder must also include the following information about himself:

•	name and address, as they appear on our books; and

•	the class, series and number of Shares of our stock that are beneficially owned by such stockholder.We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. In addition, stockholder nominations must comply with the provisions of our bylaws.

     Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our bylaws, the Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder Communications to our Board of Directors

     Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to our Board in writing, addressed to the full Board, individual directors or a specific committee of our Board, c/o Fred M. Powell, Chief Financial Officer, Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462. Our Board relies on our Chief Financial Officer to forward written questions or comments to the full Board, named directors or specific committees of our Board, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

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EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2005 and 2004 by our Chief Executive Officer and our other most highly paid executive officer whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2005, each a “Named Executive Officer.”

Name and Principal Position	Annual Compensation			Long-Term Compensation Securities Underlying Options

	Year	Salary	Bonus

David Gao(1)	2005	$250,000	$50,000	50,000
President and Chief Executive Officer	2004	200,000	—	180,000

Fred M. Powell (2)	2005	195,000	—	150,000
Chief Financial Officer

(1)	Mr. Gao was elected to his office in February 2004.

(2)	Mr. Powell joined the Company in January 2005.

Option Grants in Fiscal Year 2005

     The following table provides summary information regarding the individual grants of stock options to our Named Executive Officers during the fiscal year ended December 31, 2005.

Named Executive Officers	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

					5%	10%

David Gao	50,000 (2)	11.11%	$2.25	10 Years	$209,313	$333,396
Fred M. Powell	150,000 (2)	33.33%	2.25	10 Years	$627,939	$999,888

(1)      Assuming that the market price of the securities underlying options appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively.

(2)      This option was granted in January 2005 and vests over a four-year period,with 25% vesting on the first anniversary of the date of grant and the balance vesting in 36 equal monthly installments commencing on February 1, 2006.

     In December 2005, the Board approved, effective as of January 9, 2006, the grant of options to purchase 40,000 shares of common stock to Mr. Gao and options to purchase 15,000 shares of common stock to Mr. Powell. These options have an exercise price of $3.60 per share and are exercisable over a four-year period, with 25% vesting on the first anniversary of the date of the grant and the balance vesting in 36 equal monthly installments commencing on February 1, 2007 The options have a ten-year term.

Aggregated Option Exercises During Fiscal Year 2005 and Certain Option Values

     The following table shows information as of December 31, 2005 concerning the number and value of unexercised options held by each of our named executive officers. The value of the unexercised in-the-money options listed below has been calculated on the basis of the last reported price of our common stock on April 1, 2006, less the exercise price per share multiplied by the number of shares of our common stock underlying the options.

Named Executive Officers	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-The-Money Options at Fiscal Year-End

	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
David Gao	102,500	127,500	330,925	$395,175
Fred M. Powell	37,500	112,500	96,375	289,125

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David Gao Employment Agreement and Severance Agreement

     We have an employment agreement with David Gao, our President and Chief Executive Officer. Mr. Gao’s employment agreement was entered into on October 14, 2005, and became effective as of January 18, 2005. This employment agreement had an initial term extending through January 17, 2006. Under its terms, this employment agreement is automatically extended for an additional one-year period unless terminated at least 60 days prior to the start of the applicable term by either party. As a result, on January 18, 2006, Mr. Gao’s employment agreement was automatically extended through January 17, 2007.

     Mr. Gao’s annual base salary is $275,000. In addition, during the term of the employment agreement, Mr. Gao will be entitled to receive an annual cash bonus in an amount to be determined by our Board. The employment agreement also provides that Mr. Gao will be granted stock options to purchase shares of our common stock. Our Board will determine the number of shares of common stock subject to the stock options and the terms and conditions of such grants. Further, Mr. Gao will be entitled to participate in all employee benefit programs we make available to our executives and for which he meets the eligibility requirements.

     The employment agreement provides that if Mr. Gao’s employment is terminated on account of an “involuntary termination,” Mr. Gao will receive:

•	any unpaid base salary earned through the date of his termination of employment;

•	the dollar value of all accrued and unused vacation benefits based on Mr. Gao’s most recent level of base salary; and

•	any bonus amount he actually earned for one or more fiscal years, but not previously paid at the time of his termination of employment.

     In addition, if Mr. Gao executes and does not revoke a general release of claims against us and the involuntary termination does not occur within 12 months after a change in control, he will continue to receive his base salary for a period of 12 months following his termination date, and all of his outstanding stock options will become fully exercisable. If the involuntary termination occurs within 12 months after a change in control, and Mr. Gao executes and does not revoke a general release of claims against us, Mr. Gao will receive a continuation of his base salary for a period of 18 months following his termination date, and all of his outstanding stock options will become fully exercisable. In addition, the employment agreement provides that if any payments to which Mr. Gao becomes entitled under the terms of his employment agreement would otherwise constitute an excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then such payments will be subject to reduction to the extent necessary to assure that Mr. Gao receives only the greater of:

•	the amount of those payments which would not constitute such an excess parachute payment; or

•	the amount that yields the greatest after-tax amount of benefits after taking into account any excise tax imposed under section 4999 of the Code if no reduction occurred.

     The employment agreement also provides that if the payment of any amounts owed to Mr. Gao on account of his involuntary termination are delayed because such amounts are deemed as deferred compensation subject to the six month payment delay under section 409A of the Code, interest will be paid to Mr. Gao at the end of such period at an annual rate equal to the highest rate of interest applicable to six month money market accounts offered by Citibank N.A., Wells Fargo, N.A. or Bank of America on the date of his termination of employment.

     An involuntary termination is defined in the employment agreement to mean our termination of Mr. Gao for any reason other than a termination for cause, termination of his employment by reason of his death or disability or he voluntarily resigns within 30 days following:

•	a material reduction in the scope of his duties or responsibilities;

•	a change in his level of reporting so that he no longer reports to our Board;

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•	a reduction in his annual rate of base salary by more than 15% (however, this is not applicable if substantially all of our executive officers have the same aggregate reduction in base salary);

•	a relocation of his principal place of employment by more than 50 miles; or

•	a material breach by us of any of our obligations under his employment agreement for which we have not cured within 30 days after he provides us notice of the breach.

     If we terminate Mr. Gao’s employment on account of a “termination for cause” or if he terminates his employment voluntarily by him for a reason that does not constitute an involuntary termination, the employment agreement provides that he will receive any unpaid base salary earned through the date of his termination of employment, the dollar value of all accrued and unused vacation benefits based on his most recent level of base salary, and any bonus amount actually earned for one or more fiscal years, but not previously paid at the time of his termination of employment. For this purpose, the employment agreement defines a termination for cause to mean a termination of Mr. Gao’s employment for any of the following reasons:

•	conviction of a felony or commission of any act of personal dishonesty involving our property or assets;

•	a material breach of one or more of his obligations under the employment agreement or our Proprietary Information and Inventions Agreement;

•	any intentional misconduct which has a material adverse effect upon our business or reputation;

•	material dereliction of his major duties, functions and responsibilities of his executive position;

•	a material breach of any of his fiduciary obligations as one of our officers; or

•	willful and knowing participation in the preparation or release of false or materially misleading financial statements relating to the certification required under the Sarbanes-Oxley Act of 2002 or any securities exchange on which shares of our common stock are at the time listed for trading.

     The employment agreement provides that during its term and for two years after Mr. Gao’s termination of employment, Mr. Gao will not, without our prior written approval, compete against us or solicit for employment any of our employees. The employment agreement also requires that Mr. Gao keep our information confidential and restricts his use of such information.

Fred M. Powell

     Fred M. Powell’s employment with us began in January 2005. Effective January 6, 2006, Mr. Powell’s annual base salary is $225,000 and he will be eligible for up to a 25% annual bonus payable in the first quarter of the following year based on his individual performance and the achievement of our objectives. Our Board has approved a severance arrangement for Mr. Powell such that, should his employment be terminated by us without cause, he will be entitled to receive a payment equal to his then current monthly salary multiplied by six months and the continuation of benefits for the period of time during which his severance payments are made. In connection with the commencement of his employment, in January 2005, we granted Mr. Powell an option to purchase 150,000 shares of our common stock at an exercise price per share of $2.25

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a member of the Compensation Committee or any other committee serving an equivalent function of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. No member of our Compensation Committee has ever been our employee.

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DIRECTOR COMPENSATION

     We generally reimburse our directors for all reasonable expenses incurred in connection with their attendance at Board’ and committee meetings. Non-employee directors (other than the chairman) receive compensation in the amount of $10,000 per year for service on our Board. The chairman of our Board receives compensation in the amount of $125,000 per year for serving as chairman. During 2004, we granted options to purchase 50,000 shares of our common stock to each of our non-employee directors in connection with their service as members of the Board. During 2004, we also granted options to purchase 5,000 shares of our common stock to each member of a committee of our Board and options to purchase an additional 5,000 shares of our common stock to each chairman of a committee of our Board. These options have an exercise price of $1.15 per share and vest over the same period as employee options. In January 2005, we granted options to purchase 15,000 shares of our common stock to each of our non-employee directors in connection with their service as members of the Board. In January 2005, we also granted options to purchase 5,000 shares of our common stock to each member of a committee of our Board and options to purchase an additional 5,000 shares of our common stock to each chairman of a committee of our Board. These options have an exercise price of $2.25 per share and vest over the same period as employee options. Directors who are also our officers or employees do not receive any cash or other compensation for their services as directors.

     In December 2005, our Board approved a grant of options, effective January 9, 2006, to purchase 25,000 shares of our common stock to each of our non-employee directors in connection with their service as members of our Board. In December 2005, our Board also approved a grant of options, effective as of January 9, 2006, to purchase 5,000 shares of our common stock to each member of a committee of our Board and options to purchase an additional 5,000 shares of our common stock to each chairman of a committee of our Board. These options have an exercise price of $3.60 per share and will vest over the same period as employee options.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 16 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board is comprised of Jack M. Ferraro, Martyn D. Greenacre, Michel Y. de Beaumont and John W. Stakes, four non-employee directors whom the Board of Directors has determined to be independent under the applicable Nasdaq standards. The Compensation Committee administers our executive compensation programs and policies. Mr. Ferraro is the Chairman of the Compensation Committee. Our executive compensation programs are designed to attract, motivate and retain the executive talent needed to maximize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating our business strategies and long-range plans. The following is the Compensation Committee’s report submitted to the Board addressing the compensation of our executive officers for fiscal 2005.

     Compensation Policy and Philosophy: Our executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and our annual performance, our long-term growth objectives and our ability to attract and retain qualified executive officers and (ii) based on the belief that the interests of the executives should be closely aligned with our stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries and incentive bonuses with stock options granted under our 2004 Stock Incentive Plan. In support of this philosophy, a meaningful portion of executive compensation is placed at-risk and linked to our financial performance. The Compensation Committee believes that cash compensation in the form of salary and incentive bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership, which leads to expansion of management’s stake in our long-term performance and success. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay. The Compensation Committee is responsible to the Board of Directors for ensuring that our executive officers are compensated in a manner that furthers our business strategies and aligns their interests with those of our stockholders.

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     Executive Compensation Components: As discussed below, our executive compensation package is primarily comprised of base salary, incentive bonus and stock options.

     Base Salary and Incentive Bonuses: For fiscal year 2005, the Compensation Committee approved the base salaries of the executive officers based on salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses. The executive officer incentive bonus program is designed to reward executives for individual performance and contributions to our success and overall growth and progress. The amounts granted to executive officers under the incentive bonus program are determined through consideration of their respective responsibilities and positions in conjunction with our net sales and progress in the achievement of corporate milestones during the fiscal year. The Compensation Committee reviews executive officer salaries and bonus programs annually and exercises its judgment based on all the factors described above.

     Stock Options: Stock options encourage and reward effective management, which results in long-term corporate financial success, as measured by stock price appreciation. During 2005 stock options to purchase 200,000 shares of Common Stock were granted to the Named Executive Officers and stock options to purchase 265,000 shares were granted to 7 other employees. The number of options that each executive officer or employee was granted was based primarily on the executive’s or employee’s ability to enhance our long-term growth and profitability. The vesting provisions of options granted under the 2004 Stock Plan are designed to encourage longevity of employment with us and generally extend over a four-year period.

     Chief Executive Officer Compensation. David Gao is the President and Chief Executive Officer of the Company. His performance for the fiscal year ended December 31, 2005 was evaluated on the basis of the factors described above applicable to executive officers generally. In 2005, Mr. Gao received base salary of compensation of $250,000 representing an increase of $50,000 over his base salary of $200,000 in 2004. In 2006, Mr. Gao's base salary was increased to $275,000. These increases were based on the factors described above; including an assessment of salaries paid to chief executive officers at peer group companies and within the industry group generally, as well as an assessment of Mr.  Gao's qualifications, performance and expected contributions to the Company's planned growth during the upcoming year. The bonus and long-term incentive components of his compensation reflect the Company's financial and operational performance, in particular the Company's continued growth through acquisitions and product licenses, as well as the achievement by Mr. Gao of other non-financial goals. In assessing Mr. Gao's performance for fiscal year ended December 31, 2005, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved. Based on 2005 performance, Mr. Gao received a cash bonus of $25,000 in January 2006. During 2005, Mr. Gao received options to purchase up to 50,000 shares of the Company's Common Stock. In January 2006, Mr. Gao received options to purchase up to 40,000 shares of the Company's Common Stock.

     Internal Revenue Code Section 162(m): Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid in cash to our executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid in cash to our executive officers for fiscal 2005 will exceed that limit.

Respectfully submitted,

COMPENSATION COMMITTEE

Jack M. Ferraro, Chair
Martyn D. Greenacre
Michel Y. de Beaumont
John W. Stakes, M.D.

April 14, 2006

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REPORT OF THE AUDIT COMMITTEE

     This report is submitted by the Audit Committee of the Board of Directors. As of December 31, 2005, the Audit Committee consisted of Frank J. Hollendoner, Martyn D. Greenacre and Jack Ferraro. The Board of Directors has determined that each member of the Audit Committee is independent and financially literate under the applicable Nasdaq standards, and that Mr. Hollendoner, who serves as Chairperson of the Audit Committee, is an “audit committee financial expert” as defined by the SEC rules.

     The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the Audit Committee is to perform. In December 2005, the Audit Committee met and reviewed the adequacy of its charter.

     The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company's consolidated financial statements, the qualifications and independence of the Company's independent auditors, and the Company's internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditors.

     Management is responsible for the financial reporting process, including the system of internal controls and the certification of the integrity and reliability of the Company's internal controls over financial reporting and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

     The Audit Committee met eight times during 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company's independent auditors, Grant Thornton. The Audit Committee discussed with Grant Thornton the overall scope and plans for its audits.

     The Audit Committee has reviewed the Company's audited consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, and has discussed them with both management and Grant Thornton. In connection with the Company's Form 10-K for the year ended December 31, 2005, the Audit Committee discussed with management and Grant Thornton the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required to accompany the Company's periodic filings with the SEC and the results of the certification process.

     The Audit Committee has also received from and discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Grant Thornton its independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

     The Audit Committee also reviewed the Company's quarterly financial statements during 2005 and discussed them with both the management of the Company and Grant Thornton prior to including such interim financial statements in the Company's quarterly reports on Form 10-Q. In connection with the Company's quarterly reports on Form 10-Q for its second and third fiscal quarters of 2005, the Audit Committee discussed the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required to accompany the Company's periodic filings with the SEC and the results of the certification process.

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     The Audit Committee has also evaluated the performance of Grant Thornton, including, among other things, the amount of fees paid to Grant Thornton for audit and non-audit services in 2005 and 2004. Information about Grant Thornton's fees for 2005 and 2004 is discussed below in this Proxy Statement under "Independent Registered Public Accounting Firm." Based on its evaluation, the Audit Committee has retained Grant Thornton to serve as the Company's auditors for the fiscal year ending December 31, 2006.

Respectfully submitted,

AUDIT COMMITTEE

Frank J. Hollendoner, Chairperson
Martyn D. Greenacre
Jack M. Ferraro

April 14, 2006

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STOCK PRICE PERFORMANCE GRAPH

     The following graph shows a comparison from July 1, 2005 (the date our common stock was first registered pursuant to Section 12(g) of the Exchange Act) through December 31, 2005 of cumulative total return for our common stock, the Nasdaq Market Index and a SIC Code Index consists of the following companies sharing Standard Industrial Classification Code (the “SIC Code”) 5122 (Wholesale-Drugs, Proprietaries & Druggists' Sundries) with us: Advanced Nutraceuticals, Inc., Allergy Research Group, Inc., AmerisourceBergen Corporation., Axcan Pharma Inc., Cardinal Health, Inc., DrugMax, Inc., First Horizon Pharmaceutical Corporation, Grupo Casa Saba, S.A. de C.V., Herbalife Ltd., Huifeng Bio-Pharmaceutical Technology, Inc., McKesson Corporation, Nu Skin Enterprises, Inc., Nutra Pharma Corp., PacificHealth Laboratories, Inc., Reliv’ International, Inc., Remedent, Inc. and Renovo Holdings. The returns are based on historical results and are not intended to suggest future performance. This graph assumes an initial investment of $100 in our common stock, the Nasdaq Stock Market and the peer companies on July 1, 2005. Dividend reinvestment has been assumed.

	July 1, 2005	July 31, 2005	Aug. 30, 2005	Sept. 30, 2005	Oct. 31, 2005	Nov. 31, 2005	Dec. 31, 2005
Bejing Med-Pharm Corporation	100.00	89.47	82.63	78.95	78.95	78.42	203.95
SIC Code Index	100.00	103.02	104.95	108.96	105.60	111.43	117.47
Nasdaq Market Index	100.00	106.25	104.55	104.49	103.14	108.76	107.43

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the SEC. Executive officers, directors, and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of Forms 3, 4, and 5 furnished to us, or written representations from certain reporting persons that no Forms 3, 4, or 5 were required to be filed by such persons, we believe that all of our executive officers, directors, and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them during 2005.

ADVANCE NOTICE PROVISIONS

     Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of our Board or by a stockholder of record entitled to vote who has delivered written notice to our Secretary and such notice is received not less than 90 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting of stockholders and such notice has complied with the information requirements in the bylaws. In addition, any stockholder who wishes to submit a nomination to our Board must deliver written notice of the nomination with this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See “Corporate Governance – Selection of Directors and Stockholder Nominations Process” for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement as described below.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2007 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by Fred M. Powell, Chief Financial Officer, Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462, no later than December 18, 2006.

     In addition, in accordance with the advanced notice provisions in our bylaws described above, if a stockholder intends to submit a proposal (including director nomination) for voting during the 2007 annual meeting, such stockholder must deliver written notice to our Secretary not earlier than December 13, 2006 or later than February 11, 2007, and must meet other requirements of the advanced notice provisions. These requirements do not affect the procedure described above for submitting stockholder proposal for inclusion in the proxy statement.

     If any stockholder proposal (including director nomination) is not received on or before March 3, 2007, such proposal will be deemed untimely for purposes of the Rule 14a-4(c) under the Exchange Act, and the proxy holders will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to Fred M. Powell, Chief Financial Officer, Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462.

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OTHER MATTERS

     Our Board is not aware of any other matter not set forth herein that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our Board on such matters.

By Order of the Board of Directors,

/s/ MARTYN D. GREENACRE

Martyn D. Greenacre
Chairman of the Board of Directors

Dated: April 18, 2006

Upon written request to Fred M. Powell, Chief Financial Officer, Beijing Med-Pharm Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania 19462, we will provide, without charge, to any stockholder solicited hereby, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the exhibits, the financial statements and the schedules thereto.

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Appendix A

Audit Committee Charter

AUDIT COMMITTEE CHARTER

February 18, 2004

Pursuant to Section 141 of the Delaware General Corporation Laws and Section 4.15 of the Bylaws of Beijing Med-Pharm Corporation, incorporated under the laws of the State of Delaware (the “Corporation”), the following shall constitute the Audit Committee Charter (the “Charter”) of the board of directors of the Corporation:

I. ORGANIZATION

There shall be constituted a standing committee of the board of directors of the Corporation (the “Board”) to be known as the audit committee (the “Audit Committee”).

II. COMPOSITION AND SELECTION

The Audit Committee shall be comprised of three or more directors. The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission as then in effect.

All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices. At least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board.

No member of the Audit Committee may serve on the audit committees of more than three public companies. If an audit committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Corporation’s Audit Committee and disclose such determination in the annual proxy statement.

The members of the Audit Committee shall be appointed by the Board, at the Board’s annual meeting, on the recommendation of the Corporate Governance Committee, and may be removed by the Board. The members of the Audit Committee shall serve for one year or until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee shall designate a Chairman by majority vote of the full Audit Committee membership.

The duties and responsibilities of Audit Committee members contained herein shall be in addition to those duties otherwise required for members of the Board.

III. STATEMENT OF PURPOSE

The primary function of the Audit Committee shall be to assist the Board in discharging its oversight responsibilities relating to the accounting, reporting and financial practices of the Corporation and its subsidiaries by monitoring (1) these practices, generally; (2) the integrity of the financial statements and other financial information provided by the Corporation to any governmental body or the public; (3) the Corporation’s compliance with legal and regulatory requirements; (4) the independent auditor’s qualifications and independence; and (5) the performance of the Corporation’s independent auditors and internal audit functions.

The Audit Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement1.

1	Or, if the Corporation does not file a proxy statement, in the Corporation’s annual report on Form 10-K.

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IV. COMMIT OBJECTIVES

The Audit Committee’s primary objectives include providing an independent, direct and open avenue of communication among the Corporation’s independent accountants, management, internal auditing department and the Board; serving as an independent and objective party to review the Corporation’s financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation’s accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Corporation’s independent accountants and internal auditing department; reviewing the adequacy of the internal audit department’s staffing and the qualifications of its personnel; and reviewing whether available technology is being used to maximize the efficiency and effectiveness of the internal audit function.

V. COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint, retain, compensate, evaluate and terminate the independent auditor (subject, if applicable, to shareholder ratification) and shall approve all audit and permissible non-audit engagements, including fees and terms, with the independent auditor. The independent auditor shall be accountable to the Board through the Audit Committee. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee may form subcommittees and delegate authority to subcommittees when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee shall have the authority to retain and compensate such advisors without seeking further approval and shall receive appropriate funding, as determined by the Audit Committee, from the Corporation to compensate such advisors. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist the Committee in the conduct of any investigation.

The Audit Committee shall make regular reports to the Board, and shall review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors, or the performance of the internal audit function. The Audit Committee shall review and reassess the adequacy of this Charter at least annually, and shall recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor accounting policies and financial reporting issues and judgments that may be viewed as critical; review and discuss analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; consider and approve, when appropriate, any significant changes in the Corporation’s accounting and auditing policies; review and discuss any accounting and financial reporting proposals that may have a significant impact on the Corporation’s financial reports; review and discuss major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

2.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K;

3.	Review and discuss with management and the independent auditor the Corporation’s quarterly financial statements, including the results of the independent auditor’s reviews of the quarterly financial statements, prior to the filing of its Form 10-Q;

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4.	Review and discuss with management and the independent auditor: a) any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and b) any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and which are relevant to an understanding of the Corporation’s financial statements;

5.	Review and discuss with management its policies and practices regarding earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of “pro forma”, “adjusted” or “non-GAAP financial measures” or information;

6.	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Corporation’s financial statements;

Oversight of the Company’s Relationship with the Independent Auditor

8.	Obtain and review a formal written report by the independent auditor, at least annually, which report shall include descriptions of: a) the independent auditor’s internal quality-control procedures; b) any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities in the preceding five years respecting one or more independent audits carried out by the firm; c) any steps taken to deal with such issues; d) all relationships between the independent auditor and the Corporation; and e) any other relationships that may adversely affect the independence of the auditor. The Audit Committee should assess the independence of the independent auditor, including that of the independent auditor’s lead partner, based on a review of the written report and recommend to the Board that it take appropriate action in response to the report to satisfy the independence requirements.

9.	Evaluate the qualifications, experience, performance and independence of the senior members of the independent auditor team, including that of the independent auditor’s lead and concurring partners, taking into consideration the opinions of management and the internal auditors; present its conclusions with respect to such evaluations to the full Board;

10.	Set clear hiring policies for employees or former employees of the independent auditors, taking into account pressures that may exist for auditors consciously or subconsciously seeking a job with the Corporation;

11.	Discuss with the independent auditor its ultimate accountability to the Board through the Audit Committee;

12.	Establish policies and procedures for the engagement of the independent auditor to provide permissible non-audit services; consider whether the independent auditor’s performance of permissible non-audit services is compatible with the auditor’s independence;

13.	Assure the regular rotation of the lead and concurring audit partners as required by law, and consider whether there should be regular rotation of the independent auditing firm itself, in order to assure continuing independence of the independent auditor;

Process Improvement

14.	Establish regular and separate systems of reporting to the Audit Committee by the Corporation’s management, the independent auditor and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements, and the view of each as to the appropriateness of such judgments;

15.	Review and discuss with the independent auditor the audit planning and procedures, including the scope, fees, staffing and timing of the audit; review and discuss the results of the audit exam and management letters, and any reports of the independent auditor with respect to any interim period;

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16.	Review with the Corporation’s internal auditors and the independent auditor the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources;

17.	Review separately with the Corporation’s management, the independent auditor and the internal auditing department, following completion of the Corporation’s annual audit, any significant difficulties encountered during the course of the audit, including: a) difficulties with management’s response; b) any restrictions on the scope of work or access to required information; and (c) the nature and extent of any significant changes in accounting principles or the application thereof;

18.	Review any significant disagreement among the Corporation’s management and its independent auditor or the internal auditing department in connection with the preparation of the Corporation’s financial statements;

19.	Review with the independent auditor any audit problems or difficulties and management’s response. Such review shall include any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); review any “management” or “internal control” letters issued, or proposed to be issued, by the audit firm to the Corporation and any discussions with the independent auditor’s national office respecting auditing or accounting issues presented by the engagement;

20.	Review with the Corporation’s independent auditor, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate amount of time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion;

Oversight of the Corporation’s Internal Audit Function

21.	Review the appointment, replacement, reassignment or dismissal of the members of the Corporation’s internal auditing department, including the appointment and replacement of the senior internal auditing executive;

22.	Review the regular internal reports to management prepared by the internal auditing department and management’s responses;

23.	Discuss with the independent auditor the internal audit department’s responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit;

Compliance Oversight Responsibilities

24.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

25.	Obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditor that the Corporation and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Code of Business Conduct and Ethics; review reports and disclosures of insider and affiliated party transactions; advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics;

26.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published. reports that raise material issues regarding the Corporation’s financial statements or accounting policies;

27.	Review any material pending legal proceedings involving the Corporation and other contingent liabilities; discuss with the Corporation’s legal advisors legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies; and

28.	The Audit Committee shall establish procedures for (A) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

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VI. MEETINGS

The Audit Committee shall meet separately, as often as may be deemed necessary or appropriate in its judgment, but at least quarterly, with the Corporation’s management, internal auditors and independent auditors. Following each meeting, the Audit Committee shall report to the Board at the next regularly scheduled Board meeting, or sooner, as circumstances may dictate.

In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Corporation’s independent accountants and the Corporation’s chief financial officer quarterly to review the Corporation’s financial statements.

VII. LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to certify the Corporation’s financial statements or to guarantee the auditor’s report. These are the responsibilities of management and the independent auditor.

VIII. CONSISTENCY WITH CHARTER

To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Certificate of Incorporation, the Bylaws of the Corporation or any applicable law or regulation, the Certificate of Incorporation or the Bylaws or the law or regulation, as applicable, shall fully control.

IX. CERTIFICATION

This Audit Committee Charter was duly approved and adopted by the Board of the Corporation on the 18th day of February 2004.

/s/ ED NORSE
Ed Norse, Corporate Secretary

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PROXY

BEIJING MED-PHARM CORPORATION

This Proxy is solicited on behalf of the Board of Directors
for the 2006 Annual Meeting of Stockholders

     The undersigned, revoking all prior proxies, hereby appoints Martyn D. Greenacre and Jack M. Ferraro, and each of them, each with the power to appoint his substitute, the true and lawful proxy holders of the undersigned, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock of Beijing Med-Pharm Corporation (the “Company”) held of record by the undersigned on April 10, 2006, at the Annual Meeting of Stockholders of the Company to be held on May 12, 2006 (the "Meeting") at 9:00 a.m., local time, at the Double Tree Hotel, 640 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE
– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

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Please mark your votes as indicated in this example

PROPOSAL 1. To elect as directors, to hold office until the Company’s 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified, the six nominees listed below:

Nominees:	David (Xiaoying) Gao	Martyn D. Greenacre	Michel Y. de Beaumont
	Jack M. Ferraro	Frank J. Hollendoner	John W. Stakes III, M.D.

The Board of Directors recommends a vote “FOR ALL NOMINEES”

FOR ALL NOMINEES	WITHHOLD FOR ALL NOMINEES	_________________________________ For all Nominees, except as written above

PROPOSAL 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

     The Board of Directors recommends a vote “FOR” Proposal 2

      FOR            AGAINST                ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others acting in a representative capacity should indicate the capacity in which they sign and give their full title as such. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Date	Share Owner Sign Here	Joint Owner Sign Here

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT